POWER OF ATTORNEY		Exhibit (24)


We, the undersigned directors of The Hartford Steam Boiler Inspection and Insurance Company, hereby individually appoint Robert C. Walker and Roberta A. O'Brien, and each of them singly, with full power of substitution to each, our true and lawful attorneys with full power to them and each of them singly, to sign for us in our names in the capacities stated below the Form 10-K, Annual Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 1995 for The Hartford Steam Boiler Inspection and Insurance Company, and any and all amendments to said Form 10-K, and generally to do all such things in our name and on our behalf in our capacities as directors that will enable the Company to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission, which relate to said Form 10-K and the filing thereof, hereby ratifying and confirming our signatures as they may be signed by our said attorneys or any one of them to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney has been signed by the following persons in the capacities and on the date indicated.

	(Signature)	         		(Title)		   	       (Date)


/s/ Gordon W. Kreh
    Gordon W. Kreh				President, Chief	     March  25, 1996
				                 	Executive Officer
						                and Director


/s/ Joel B. Alvord
Joel B. Alvord				     Director		          	March  25, 1996


/s/ Colin G. Campbell
Colin G. Campbell		   	Director			          March  25, 1996



/s/ Richard G. Dooley
Richard G. Dooley			   Director           		March  25, 1996



/s/ William B. Ellis
William B. Ellis			    Director			          March  25, 1996


/s/ E. James Ferland
E. James Ferland		    	Director			          March  25, 1996


/s/ John A. Powers
John A. Powers				     Director		          	March  25, 1996


/s/ Lois Dickson Rice
Lois Dickson Rice			   Director		          	March  25, 1996


/s/ John M. Washburn, Jr.
John M. Washburn, Jr.		Director			          March  25, 1996


/s/ Wilson Wilde			    Director			          March  25, 1996
Wilson Wilde